Exhibit 99.3

UNITED STATES DEPARTMENT OF JUSTICE OFFICE OF THE UNITED STATES TRUSTEE SOUTHERN DISTRICT OF CALIFORNIA

In Re: IMPERIAL CAPITAL BANCORP, INC., a Delaware corporation Debtor(s).	CHAPTER 11 (BUSINESS) CASE NO. 3:09-bk-19431 OPERATING REPORT NO. 2 FOR THE MONTH ENDING: February 2010

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT**)

1.	TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS	$0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS	$17,358.84
3.	BEGINNING BALANCE:	$5,749,095.60

4.	RECEIPTS DURING CURRENT PERIOD:
	ACCOUNTS RECEIVABLE - PRE-FILING	$0.00
	ACCOUNTS RECEIVABLE - POST-FILING	$0.00
	GENERAL SALES	$0.00
	OTHER (SPECIFY) Asset sales	$860.00
	OTHER (SPECIFY) Closing of accounts/Dividends	$1,959.94
	OTHER (SPECIFY) Tax refunds	$55,747.83
	OTHER** (SPECIFY) Refunds	$18,046.13

TOTAL RECEIPTS THIS PERIOD:	$76,613.90

5.	BALANCE:	$5,825,709.50

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	TRANSFERS TO OTHER DIP ACCOUNTS	$0.00
	DISBURSEMENTS	$20,423.69

TOTAL DISBURSEMENTS THIS PERIOD***:	$20,423.69

7.	ENDING BALANCE:	$5,805,285.81

8.	GENERAL ACCOUNT NUMBER
	DEPOSITORY NAME AND LOCATION Bank of America, 1655 Grant Street Bldg A, 10th Floor, Concord, CA 94520-2445

*	All receipts must be deposited into the general account.
**Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

DATE	CHECK NUMBER	PAYEE	PURPOSE	AMOUNT
02/01/10	1004	Junipers, Inc.	Plant maintenance services	$701.93
02/01/20	1005	Time Warner Cable	Internet services	$102.57
02/01/10	1006	Federal Express	Shipping services	$42.78
02/01/10	1007	Cristina McNaught	Janitorial services	$160.00
02/01/10	1008	Ace Parking Management	Parking services	$650.00
02/01/10	1010	Ace Parking Management	Parking services	$100.00
02/02/10	1012	San Diego Gas & Electric	Utilities	$218.56
02/02/10	1014	A Quality Connection		$878.75
02/03/10	1011	Public Storage	Storage services	$286.62
02/03/10	1016	Time Warner Cable	Internet services and installation	$234.90
02/04/10	1015	Public Storage	Storage services	$202.13
02/04/10	1018	Melanie O'Donnell	Expense reimbursement	$284.67
02/05/10	1013	U.S. Trustee	Quarterly trustee fee	$325.00
02/08/10	1017	Freedom Voice	New phone system	$198.34
02/08/10	1019	Federal Express	Shipping services	$172.77
02/09/10	1024	ADP	Payroll tax services	$777.50
02/10/10	1020	Freedom Voice	Telephone services	$162.48
02/11/10	1022	Ace Parking Management	Parking services	$150.00
02/11/10	1025	Imperial Capital Bancorp (intercompany transfer)	Funding payroll account	$4,582.44
02/12/10	1021	Federal Express	Shipping services	$123.65
02/18/10	1023	State Compensation	Workers compensation	$1,064.00
02/19/10	1029	Takeo Sasaki	Consulting-accounting services	$3,268.00
02/22/10	1026	Public Storage	Storage services	$488.75
02/22/10	1028	Public Storage	Storage services	$352.04
02/23/10	1027	Federal Express	Shipping services	$62.94
02/25/10	1030	Imperial Capital Bancorp (intercompany transfer)	Funding payroll account	$4,673.87
02/25/10	1031	Cristiina McNaught	Janitorial services	$160.00

TOTAL DISBURSEMENTS THIS PERIOD                                                      $ 20,423.69
Add additional pages as necessary to include all disbursements.

GENERAL ACCOUNT
BANK RECONCILIATION*

Balance per bank statement dated: 02/28/2010	$5,805,285.81

Plus deposits in transit (a):

Deposit Date	Deposit Amount
__________	$_____________
__________	$_____________
__________	$_____________

Total deposits in transit

Less outstanding checks (a):

Check Number	Check Date	Check Amount
1035	2/26/10	$213.98
1036	2/26/10	$52.56
1037	2/26/10	$58.80
1042	2/27/10	$134.17
1043	2/27/10	$57.10
1044	2/17/10	$48.40

Total outstanding checks	<565.01>
Bank statement adjustments**
Adjusted bank balance	$5,804,720.80

*	It is acceptable to attach lists of deposits in transit and outstanding checks to this form or to replace this form with a similar form.
**Please attach a detailed explanation of any bank statement adjustment.

I. CASH RECEIPTS AND DISBURSEMENTS (Continued)
B. (PAYROLL ACCOUNT)

1.	TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS	$12,642.36
2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS	$12,626.78
3.	BEGINNING BALANCE	$15.58
4.	RECEIPTS: TRANSFERRED FROM GENERAL ACCOUNT	$9,256.31
5.	BALANCE	$9,271.89
6.	LESS: DISBURSEMENTS DURING CURRENT PERIOD

DATE	CHECK NO.	PAYEE	AMOUNT
2/11/10	Payroll fee	NPS Payroll Services	$58.00
2/11/10	Transfer to payroll Services for 2/1 to 2/15 payroll	NPS Payroll Services	$1,396.91
2/11/10	Transfer to payroll for 2/1 to 2/15 payroll	NPS Payroll Services	$3,127.53
2/25/10	Payroll fee	NPS Payroll Services	$58.00
2/25/10	Transfer to payroll for 2/16 to 2/28 payroll	NPS Payroll Services	$1,429.49
2/25/10	Transfer to payroll for 2/16/ to 2/28 payroll	NPS Payroll Services	$3,186.38

TOTAL DISBURSEMENTS THIS PERIOD:	$9,256.31

7.	ENDING BALANCE:	$15.58
8.	PAYROLL ACCOUNT NUMBER DEPOSITORY NAME AND LOCATION Bank of America, 1655 Grant Street Bldg A, 10th Floor, Concord, California 94500-2455

PAYROLL ACCOUNT
BANK RECONCILIATION*

Balance per bank statement dated: 2/28/2010	$15.58

Plus deposits in transit (a):

Deposit Date	Deposit Amount
__________	$_____________
__________	$_____________
__________	$_____________

Total deposits in transit	0.00

Less outstanding checks (a):

Check Number	Check Date	Check Amount

Total outstanding checks	<0.00>
Bank statement adjustments**
Adjusted bank balance	$15.58

*	It is acceptable to attach lists of deposits in transit and outstanding checks to this form or to replace this form with a similar form.
**Please attach a detailed explanation of any bank statement adjustment.

I. CASH RECEIPTS AND DISBURSEMENTS (Continued)
B. (TAX ACCOUNT)

1.	TOTAL RECEIPTS PER ALL PRIOR TAX ACCOUNT REPORTS	$0.00
2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR TAX ACCOUNT REPORTS	$0.00
3.	BEGINNING BALANCE	$0.00
4.	RECEIPTS: TRANSFERRED FROM GENERAL ACCOUNT	$0.00
5.	BALANCE	$0.00
6.	LESS: DISBURSEMENTS DURING CURRENT PERIOD

DATE	CHECK NO.	PAYEE	AMOUNT

TOTAL DISBURSEMENTS THIS PERIOD:	$0.00

7.	ENDING BALANCE:	$0.00
8.	TAX ACCOUNT NUMBER
	DEPOSITORY NAME AND LOCATION Bank of America, 1655 Grant St, Bldg A, 10th Floor Concord, CA 94520-2445_______________________________________

D. SUMMARY SCHEDULE OF CASH

ENDING BALANCE FOR PERIOD:

GENERAL ACCOUNT		$5,805,285.81
PAYROLL ACCOUNT		$15.58
TAX ACCOUNT		$0.00
OTHER ACCOUNTS*: ____________	$
OTHER MONIES*:_______________	$
PETTY CASH**		$250.00
TOTAL CASH AVAILABLE		$5,805,551.39
NOTE: Attach copies of monthly accounts statements from financial institutions for each account.

*Specify the fund and the type of holding (i.e., CD, Savings Account, Investment securities, etc.), and the depository name, location, and account number.

**Attach exhibit itemizing all petty cash transactions.

TAX ACCOUNT
BANK RECONCILIATION*

Balance per bank statement dated:_____________________	$0.00
Plus deposits in transit (a):

Deposit Date	Deposit Amount

$

Total deposits in transit	0.00

Less outstanding checks (a):

Check Number	Check Date	Check Amount

Total outstanding checks	<0.00>
Bank statement adjustments**
Adjusted bank balance	$0.00

*	It is acceptable to attach lists of deposits in transit and outstanding checks to this form or to replace this form with a similar form.
**Please attach a detailed explanation of any bank statement adjustment.

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS,

AND OTHER PARTIES TO EXECUTORY CONTRACTS

CREDITOR, LESSOR, ETC.	FREQUENCY OF PAYMENTS (Mo./Qtr.)	AMOUNT OF PAYMENT	POST-PETITION PAYMENTS NOT MADE (NUMBER)	TOTAL DUE

None

TOTAL DUE

III. TAX LIABILITIES

FOR THE REPORTING PERIOD:
GROSS SALES SUBJECT TO SALES TAX	$0
TOTAL WAGES PAID	$9,256.31

	TOTAL POST-PETITION AMOUNTS OWING	AMOUNT DELINQUENT	DATE DELINQUENT AMOUNT DUE
FEDERAL WITHHOLDING	$0.00	$0.00
STATE WITHHOLDING
FICA - EMPLOYER'S SHARE
FICA - EMPLOYEE'S SHARE
FEDERAL UNEMPLOYMENT
STATE WITHHOLDING
SALES AND USE
REAL PROPERTY
OTHER: (SPECIFY)
TOTAL:

IV. AGING OF ACCOUNTS PAYABLE AND ACCOUNTS RECEIVABLE

	ACCOUNTS PAYABLE* (POST-PETITION ONLY)	ACCOUNTSRECEIVABLE Pre-PetitionPost-Petition
30 days or less	None	None	None
31 - 60 days
61 - 90 days
91 - 120 days
Over 120 days
TOTALS:

V. INSURANCE COVERAGE

	NAME OF CARRIER	AMOUNT OF COVERAGE	POLICY EXPIRATION DATE	PREMIUM PAID THROUGH:
General Liability	See attached	schedule
Worker Compensation
Casualty
Vehicle

VI. UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)

Qtrly Period Ending	Total Disbursements	Qtrly Fees	Date Paid	Amount Paid	Qtrly Fee Still Owing
12/31/10	$3,200.00	$325.00	1/29/10	$325.00	0.00

*Post-Petition Accounts Payable should not include professionals' fees and expenses which have been incurred but not yet awarded by the Court. Post-Petition Accounts Payable should include professionals ' fees and expenses authorized by Court Order but which remain unpaid as of the close of the period of the report.

VII.                  SCHEDULE OF COMPENSATION PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Authorized Gross Compensation*	Gross Compensation Paid During the Month
None

* Please indicate how compensation was identified in the order (e.g., $1,000/wk, $2,500/mo)

VIII.                  SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Payment	Description	Amount Paid During the Month
None

On December 18, 2009, the Federal Deposit Insurance Corporation ("FDIC") seized the Debtor's subsidiary, Imperial Capital Bank.  Due to that seizure, the Debtor currently does not have full access to the books of account and records or financial information that had been located on its computer hard discs.  In lieu of providing the Profit and Loss Statement and Balance Sheet on an accrual basis, the Debtor has provided these reports on a cash basis.  The Debtor will file those statements on an accrual basis when it obtains complete access to its books and records, which should be before the end of February 2010.

IX. PROFIT AND LOSS STATEMENT
(ACCRUAL BASIS ONLY)

	Current Month	Cumulative Post-Petition
Sales/Revenue:
Gross Sales/Revenue	0.00	0.00
Less: Returns/Discounts	(0.00)	(0.00)
Net Sales/Revenue	0.00	0.00

Cost of Goods Sold:
Beginning Inventory at cost Purchases	0.00	0.00
Less: Ending Inventory at cost	(0.00)	(0.00)
Cost of Goods Sold (COGS)	0.00	0.00

Gross Profit
Other Operating Income (Itemize)	0.00	0.00

Operating Expenses:
Payroll - Insiders	0.00	0.00
Payroll - Other Employees	8,404.75	19,606.41
Payroll Taxes	735.56	2,177.31
Other Taxes (Itemize)	0.00	0.00
Depreciation and Amortization	0.00	0.00
Lease Expense - Personal Property	0.00	0.00
Insurance	27,358.02	54,716.00
Telephone and Utilities	1,976.81	4,503.88
Repairs, Maintenance, Janitorial and Plant Services	163.58	1,025.51
Travel and Entertainment (Itemize)	0.00	0.00
Mileage and Parking	45.29	45.29
Airfare	0.00	12,500.00
Miscellaneous Operating Expenses (Itemize)	0.00	0.00
Insurance - Employees	(17,940.63)	(13,949.01)
Workers Compensation Insurance	1,064.00	1,064.00
Parking Services	150.00	1,450.00
Storage	1,042.92	1,616.16
Bank Service Charges	0.00	2,464.10
Payroll Fees	893.50	1,066.50
Postage and Shipping	417.16	459.94
Employee Expense	0.00	(58.05)
Advertising	0.00	(1,000.00)
US Trustee Fees	0.00	325.00
Total Operating Expenses	24,310.96	88,013.04

Net Gain/(Loss) from Operations

Non-Operating Income:
Interest on Cash Accounts	0.00	(305.29)
Gain (Loss) on Sale of Assets	684.95	(9,980.14)
Prudential Stock Dividends	0.00	1,332.10
Mark to Market on CSV of Life Insurance Policies	47,872.70	136,570.40
Distribution from ITLA Loan Securitization	0.00	0.00
Total Non-Operating income	48,557.65	127,617.07

Non-Operating Expenses:
Interest Expense	0.00	0.00
Legal Expense	48,437.28	155,743.76
Consulting - Accounting	3,268.00	3,268.00
Other (Itemize)	0.00	0.00
Total Non-Operating Expenses	51,705.28	159,011.76
NET INCOME/(LOSS)	(27,458.59)	(119,407.73)
(Attach exhibit listing all itemizations required above)

REVISED PROFIT & LOSS STATEMENT FOR ENTIRE POSTPETITION PERIOD

Imperial Capital Bancorp, Inc.
Profit & Loss
December 19, 2009 through February 28, 2010

	Dec 19 - 31, 09	Jan 10	Feb 10	TOTAL
Ordinary Income/Expense
Income
4310000 · INT INC-CASH IN BANK	81.71	-387.00	0.00	-305.29
4380000 · COMMON STOCK DIVIDENDS	0.00	1,332.10	0.00	1,332.10
Total Income	81.71	945.10	0.00	1,026.81
Net Ordinary Income	81.71	945.10	0.00	1,026.81
Other Income/Expense	0.00	-10,665.09	0.00	-10,665.09
Other Income
6200000 · GAIN/LOSS ON INVESTMENT
6280000 · GAIN/(LOSS) ON SALE/DISP-F/A	0.00	0.00	684.95	684.95
6310000 · OTHER INCOME	40,824.99	47,872.71	47,872.70	136,570.40
Total Other Income	40,824.99	37,207.62	48,557.65	126,590.26
Other Expense 7000000 · EMPLOYEE SALARIES	0.00	11,201.66	8,404.75	19,606.41
7025000 · OTHER BENEFITS	0.00	-58.05	0.00	-58.05
7035000 · HEALTH INSURANCE	0.00	3,991.62	-17,989.03	-13,997.41
7040000 · A D & D INSURANCE	0.00	0.00	48.40	48.40
7090000 · WORKERS COMP	0.00	0.00	1,064.00	1,064.00
7098000 · PAYROLL TAXES	0.00	1,441.75	735.56	2,177.31
7105000 · STORAGE	0.00	573.24	1,042.92	1,616.16
7110000 · PARKING-OCC	0.00	1,300.00	150.00	1,450.00
7120000 · UTILITIES	0.00	218.56	213.98	432.54
7130000 · JANITORIAL	0.00	160.00	160.00	320.00
7135000 · REPAIR & MAINTENANCE	0.00	0.00	3.58	3.58
7208000 · BUSINESS PROMOTIONS/ADVERTISIN	0.00	-1,000.00	0.00	-1,000.00
7240000 · LEGAL FEES	29,476.75	77,829.73	48,437.28	155,743.76
7260000 · DATA PROCESSING	0.00	173.00	893.50	1,066.50
7265000 · PROFESSIONAL SERV	0.00	0.00	3,268.00	3,268.00
7280000 · TELEPHONE	0.00	2,308.51	1,762.83	4,071.34
7285000 · STATIONERY & SUPPLIES	0.00	0.00	0.00	0.00
7290000 · POSTAGE	0.00	42.78	417.16	459.94
7295000 · DUES & SUBSCRIPTIONS	0.00	0.00	0.00	0.00
7296000 · CLUB DUES MEMBERSHIP EXECUTIV	0.00	0.00	0.00	0.00
7310200 · INSURANCE-D&O FIDU BOND EPLI	0.00	27,357.98	27,358.02	54,716.00
7325000 · PARKING	0.00	0.00	24.00	24.00
7326000 · MILEAGE	0.00	0.00	21.29	21.29
7328000 · EMPLOYEE RELATIONS	0.00	0.00	0.00	0.00
7350000 · GAS / REPAIRS / MAINTENANCE	0.00	0.00	0.00	0.00
7360000 · MEETINGS & SEMINARS	0.00	0.00	0.00	0.00
7366000 · TRAVEL - LODGING	0.00	0.00	0.00	0.00
7367000 · TRAVEL - AIRFARE	6,250.00	6,250.00	0.00	12,500.00
7368000 · TRAVEL - TAXI / LIMO	0.00	0.00	0.00	0.00
7375000 · OFFICE EXPENSE	0.00	701.93	0.00	701.93
7390000 · BANK SERVICE CHARGES	423.11	2,040.99	0.00	2,464.10
7400000 · BANKRUPTCY TRUSTEE FEE	0.00	325.00	0.00	325.00
Total Other Expense	36,149.86	134,858.70	76,016.24	247,024.80
Net Other Income	4,675.13	-97,651.08	-27,458.59	-120,434.54
Net Income	4,756.84	-96,705.98	-27,458.59	-119,407.73

X. BALANCE SHEET
(ACCRUAL BASIS ONLY)

	Current Month End
ASSETS
Current Assets:
Unrestricted Cash	5,804,986.38
Other (Itemize)
Security Deposit Held by Landlord	24,530.95
Money Market Accounts	7,362.22
Total Current Assets		5,836,879.55

Other Assets (Net of Amortization):
Due from Insiders	0.00
Other (Itemize)
Cash Improperly Withheld in former ICB account (City National Bank)	47,285.39
Common Stock - Prudential Financial	99,736.00
Residual Interest in Securities	457,481.64
Investment in ITLA Mortgage Loan Securitization 2002-1	75,000.00
Invesetments in Subordinated Trusts	2,600,000.00
Automobiles	165,350.00
Furniture and Equipment	43,824.55
Accrued Interest on Subordinated Trusts	209,803.78
Current and Deferred Income Taxes	11,364,060.75
Delaware Franchise Taxes	99,945.00
Prepaid Expenses	349,552.64
Interests in Insurance Policies	5,271,527.75
Interest in Rabbi Trust Agreement	2,012,583.08
Other	51,627.53
Total Other Assets	34,823,126.07

Contingent Debts owed to Debtor	15,400,000.00

Total Other Assets		38,247,778.11

TOTAL ASSETS		44,084,657.66

LIABILITIES
Postpetition Liabilities:
Accounts Payable	0.00
Taxes Payable	0.00
Professional fees	0.00
Secured Debt	0.00
Total Postpetition Liabilities	0.00

Prepetition Liabilities:
Secured Liabilities	0.00
Priority Liabilities	0.00
Unsecured Liabilities	101,777,236.75
Total Prepetition Liabilities		101,777,236.75
TOTAL LIABILITIES		101,777,236.75

EQUITY:
Prepetition Owners' Equity	(57,576,013.36)
Postpetition Profit/(Loss)	(119,407.73)
Direct Charges to Equity	2,842.00
TOTAL EQUITY		(57,692,479.09)
TOTAL LIABILITIES & EQUITY		44,084,657.66

REVISED BALANCE SHEET FOR ENTIRE POSTPETITION PERIOD

Imperial Capital Bancorp, Inc.
Balance Sheet
As of February 28, 2010

	Dec 31, 09	Jan 31, 10	Feb 28, 10
ASSETS
Current Assets
Checking/Savings
1002000 · PETTY CASH	250.00	250.00	250.00
1005100 · BOFA - DIP GENERAL	5,697,656.55	5,746,508.14	5,804,720.80
1005200 · BOFA - DIP PAYROLL	3,100.00	15.58	15.58
1010000 · ICB BK ACCT - MAIN	-15,631.72	-42.87	-625.59
1010200 · ICB BK ACCT - A/P	-209.57	-65.18	0.00
1010900 · ICB - UNAUTHORIZED TRANSACTIONS	35,663.76	47,393.44	47,910.98
1011030 · CASH - BROKERAGE ACCTS	20,546.14	1,959.94	0.00
1011040 · CASH- M& I MARSHALL & ILSEY B	10,024.16	0.00	0.00
1104100 · MMF ADMIN	28,435.43	7,362.22	7,362.22
Total Checking/Savings	5,779,834.75	5,803,381.27	5,859,633.99
Other Current Assets 1109200 · COMMON STOCK - AVAIL FOR SALE	107,466.69	95,131.00	99,736.00
1109300 · RESIDUAL INTEREST-SECURITIZED	484,944.56	457,481.64	457,481.64
1200300 · INVST IN SUB-ITLA MTG LN SEC	75,000.00	75,000.00	75,000.00
1200350 · INVST IN SUB PREFER TRUST I	433,000.00	433,000.00	433,000.00
1200400 · INVST IN SUB PREFER TRUST II	464,000.00	464,000.00	464,000.00
1200500 · INVST IN SUB PREFER TRUST III	619,000.00	619,000.00	619,000.00
1200550 · INVST IN SUB PREFER TRUST IV	310,000.00	310,000.00	310,000.00
1200600 · INVST IN SUB PREFER TRUST V	774,000.00	774,000.00	774,000.00
Total Other Current Assets	3,267,411.25	3,227,612.64	3,232,217.64
Total Current Assets	9,047,246.00	9,030,993.91	9,091,851.63
Fixed Assets 1520000 · COMPUTER EQUIPMENT	185,143.43	185,143.43	185,143.43
1520100 · COMPUTER SOFTWARE	18,875.00	18,875.00	18,875.00
1521000 · OFFICE EQUIPMENT	212,228.31	212,228.31	212,228.31
1522000 · FURN & FIX. CAPITAL EXEC.	388,483.40	388,483.40	386,032.90
1523000 · SIGNS	2,639.99	2,639.99	2,639.99
1524000 · LEASEHOLD IMPROVEMENTS	263,333.51	263,333.51	263,333.51
1525000 · AUTOS /EXECUTIVE	379,841.49	379,841.49	379,841.49
1531500 · ACCUM DEPREC COMPUTER EQUIPMEN	-169,049.73	-169,049.73	-169,049.73
1531600 · ACCUM DEPREC COMPUTER SOFTWARE	-18,875.00	-18,875.00	-18,875.00
1531800 · ACCUM DEPREC OFFICE EQUIPMENT	-206,044.65	-206,044.65	-206,044.65
1532000 · ACCUM DEPREC FURNITURE & FIXT	-366,761.16	-366,761.16	-364,485.71
1533000 · ACCUM DEPREC SIGNS	-2,639.99	-2,639.99	-2,639.99
1534000 · ACCUM DEPREC LEASEHOLD IMPROVE	-263,333.51	-263,333.51	-263,333.51
1535000 · ACCUM DEPREC AUTOS	-214,491.49	-214,491.49	-214,491.49
Total Fixed Assets	209,349.60	209,349.60	209,174.55
Other Assets	59,029.80	59,029.80	59,029.80
1488000· ACCRUED INTEREST - TRUST I
1488010· ACCRUED INTEREST - TRUST II	62,709.60	62,709.60	62,709.60
1488020· ACCRUED INTEREST - TRUST III	39,840.86	39,840.86	39,840.86
1488030· ACCRUED INTEREST - TRUST IV	16,245.61	16,245.61	16,245.61
1488040· ACCRUED INTEREST - TRUST V	31,977.91	31,977.91	31,977.91
1500000· CURR FED TAX PAY	1,436,649.65	1,436,649.65	1,436,649.65
1502000· CURR STATE TAX PAY	744,351.46	732,081.82	676,333.99
1503000· CURR TAX PAY - DELAWARE	99,945.00	99,945.00	99,945.00
1550000· DEFERRED FEDERAL TAX	7,964,309.81	7,964,178.81	7,962,796.81
1552000· DEFERRED STATE TAX	2,653,741.84	2,653,697.84	2,653,236.84
1553000· DEFERRED VALUATION ALLOWANCE	-10,621,755.23	-10,621,755.23	-10,621,755.23
1600000· PPD GENERAL	355,232.79	266,971.81	218,534.53
1601000· PREPAID INSURANCE	185,734.11	158,376.13	131,018.11
1620000· DEPOSITS - RENT	24,530.95	24,530.95	24,530.95
1628000· TRUST ASSETS DEFERRED COMP	2,012,583.08	2,012,583.08	2,012,583.08
1628500· SERP ASSETS	2,599.37	2,599.37	2,599.37
1635000· A/R MISC.	13,860.77	13,860.77	13,860.77
1639000· A/R MASS MUTAL-401K	35,167.39	35,167.39	35,167.39
1639100· AR -CASH SURRENDER VALUE -LIFE	4,734,542.34	4,782,415.05	4,830,287.75
1639200· SPLIT DOLLAR LIFE RECEIVABLE	441,240.00	441,240.00	441,240.00

Imperial Capital Bancorp, Inc.
Balance Sheet
As of February 28, 2010

	Dec 31, 09	Jan 31, 10	Feb 28, 10
1672000 · I/CO - RECEIVABLES	1,623,585.29	1,623,585.29	1,623,585.29
1672010 · I/CO - PAYABLES	-1,699,198.70	-1,699,198.70	-1,699,198.70
Total Other Assets	10,216,923.70	10,136,732.81	10,051,219.38
TOTAL ASSETS	19,473,519.30	19,377,076.32	19,352,245.56
LIABILITIES & EQUITY Liabilities Current Liabilities Accounts Payable	0.00	0.00	-134.17
20000 · Accounts Payable
Total Accounts Payable	0.00	0.00	-134.17
Other Current Liabilities	129,293.83	129,293.83	129,293.83
2300000 · A/P GENERAL
2320200 · ACCRUED LIAB SALARY CON'T PLAN	2,935,422.14	2,935,422.14	2,935,422.14
2323000 · A/P 401K PLAN	37,997.74	37,997.74	37,997.74
2370000 · ACCRUED GENERAL EXPENSES	20,980.00	20,980.00	20,980.00
2376000 · ACCRUED LEGAL	9,915.00	9,915.00	9,915.00
2410200 · DEFERRED COMPENSATION LIAB	4,983,833.23	4,983,833.23	4,983,833.23
2650000 · INT ACCR PAYALBE-TRUST I	1,967,618.82	1,967,618.82	1,967,618.82
2650100 · INT ACCR PAYABLE TRUST II	2,089,959.60	2,089,959.60	2,089,959.60
2650200 · INT ACCR PAYABLE TRUST III	1,327,104.74	1,327,104.74	1,327,104.74
2650300 · INT ACCR PAYABLE TRUST IV	540,297.99	540,297.99	540,297.99
2650400 · INT ACCR PAYABLE TRUST V	1,059,334.42	1,059,334.42	1,059,334.42
Total Other Current Liabilities	15,101,757.51	15,101,757.51	15,101,757.51
Total Current Liabilities	15,101,757.51	15,101,757.51	15,101,623.34
Long Term Liabilities	14,433,000.00	14,433,000.00	14,433,000.00
2260000· INTERCO JR SUB.SECURITY TRUST
2260100· INTERCO JR SUB. SECURITY TRUST	15,464,000.00	15,464,000.00	15,464,000.00
2260200· INTERCO JR SUBORD SEC III	20,619,000.00	20,619,000.00	20,619,000.00
2260300· INTERCO JR SUBORD SEC IV	10,310,000.00	10,310,000.00	10,310,000.00
2260400· INTERCO JR SUBORD SEC V	25,774,000.00	25,774,000.00	25,774,000.00
TotalLong Term Liabilities	86,600,000.00	86,600,000.00	86,600,000.00
Total Liabilities	101,701,757.51	101,701,757.51	101,701,623.34
Equity	79,854.32	79,854.32	79,854.32
3000000· CAPITAL STOCK
3000150· EARNED COMPENSATIONFR SERP	2,146,492.89	2,146,492.89	2,146,492.89
3000200· STOCK COMPENSATION	1,033,792.76	1,033,792.76	1,033,792.76
3100000· PAID IN SURPLUS	82,000,992.87	82,000,992.87	82,000,992.87
32000· Retained Earnings	0.00	-276,022,114.53	-276,022,114.53
3210000· EARNED SURPLUS	223,582,795.34	223,582,795.34	223,582,795.34
3215000· UNRLZD LOSS INVST	56,815.00	57,078.00	59,840.00
3230100· OCI VAL ALLW-UNRLD-COMM STOCK	15,021.92	15,021.92	15,021.92
3300000· TREASURY STOCK-REPURCHASE PROG	-110,006,061.00	-110,006,061.00	-110,006,061.00
3300050· TREASURY STOCK-SERP REPURCHASE	-2,144,577.63	-2,144,577.63	-2,144,577.63
3300100· TREASURY STOCK-RABBI REPURCHAS	-2,971,250.15	-2,971,250.15	-2,971,250.15
Net Income	-276,022,114.53	-96,705.98	-124,164.57
Total Equity	-82,228,238.21	-82,324,681.19	-82,349,377.78
TOTAL LIABILITIES & EQUITY	19,473,519.30	19,377,076.32	19,352,245.56

XI. QUESTIONNAIRE

1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court?
    X    No.
   ___  Yes. Explain_______________________________________________________________________________________
    _____________________________________________________________________________________________________

2.	Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization?
      X      No.
    ____   Yes. Amount, to whom, and for what period?  ___________________________________________________________
    _____________________________________________________________________________________________________

3.        State what progress was made during the reporting period toward filing a plan of reorganization:
The Debtor filed for chapter 11 protection on December 18, 2009 just after the Federal Deposit Insurance Corporation ("FDIC") seized its subsidiary, Imperial Capital Bank.   The Debtor and its Board of Directors are presently analyzing various restructuring options to determine the best return for the Debtor's unsecured creditors.  Given that the Debtor is a public company with substantial net operating losses, the Debtor may be able to implement a business restructuring, rather than a chapter 11 liquidation.  The Debtor believes that it will have a more definitive idea of its chapter 11 exit plan within sixty to ninety days.

4.        Describe potential future developments which may have a significant impact on the case.
As stated above, the Debtor and its Board of Directors are analyzing various restructuring options.  The result of such analysis will dictate the future of the Debtor's chapter 11 case.

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period. NONE

6.        Did you receive any exempt income this month, which is not set forth in the operating report?
    X    No.
    ___  Yes. Please set forth the amounts and the source of the income.
    _____________________________________________________________________________________________________
    _____________________________________________________________________________________________________
    _____________________________________________________________________________________________________
    I, Joseph W. Kiley, III, Chief Executive Officer, (Name and title), declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

Date: March 19, 2010	/s/ Joseph W. Kiley, III
Principal for debtor-in-possession